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                                   EXHIBIT 21



                           SUBSIDIARIES OF REGISTRANT



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                         SUBSIDIARIES OF THE REGISTRANT


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                                                           Percent ownership    Percent ownership
                       Affiliate                                Direct             Indirect            Country of Incorporation
                       ---------                                ------             --------            ------------------------
Albany International Corp.                                                                             United States
Albany International Research Co.                                100%                                  United States
Albany International Techniweave Inc.                            100%                                  United States
Albany International Holdings One, Inc.                          100%                                  United States
Albany International Holdings Two, Inc.                          100%                                  United States
Geschmay Corp.                                                   100%                                  United States
Geschmay Export Corp.                                                                 100%             U.S. Virgin Islands
Albany International Pty., Ltd.                                                       100%             Australia
Albany Nordiskafilt GmbH                                                              100%             Austria
Nomafa Gesellschaft mbH                                                               100%             Austria
Albany Engenharia de Sisternas Ind. e Com. Ltda                                       100%             Brazil
Albany International Feltros E Telas Industrials Ltds                                 100%             Brazil
Albany International Canada Inc.                                                      100%             Canada
M&I Door Systems Ltd.                                                                 100%             Canada
Geschmay Canada Inc.                                                                  100%             Canada
AI Finance Canada Inc.                                                                100%             Canada
Albany International (China) Co., Ltd.                           100%                                  China
Schieffer Skandinavien A/S                                                            67%              Denmark
Albany Fennolfelt OY AB                                                               100%             Finland
Metco Form Oy                                                                         100%             Finland
Albany International Holding, S.A                                                     100%             France
Albany International S.A                                                              100%             France
Nomafa S.A.R.L                                                                        100%             France
T.I.S. S.A                                                                            100%             France
Cofpa S.A                                                                             100%             France
Albany International GmbH, Eschenbach                                                 100%             Germany
Albany Nordiskafilt GmbH                                                              100%             Germany
Schieffer Tor-und Schutzsysteme GmbH                                                  100%             Germany
Nomafa GmbH                                                                           100%             Germany
Jansen Tore Surwold GmbH                                                              100%             Germany
Albany International Germany Holding GmbH                                             100%             Germany
Albany International GmbH and Co. KG                                                  100%             Germany
Albany International Germany Three GmbH                                               100%             Germany
Albany Germany GmbH & Co. KG                                                          100%             Germany
Albany International Verwaltungs GmbH                                                 100%             Germany
Wurttembergische Filztuchfabrik D. Geschmay GmbH and Co. KG                           100%             Germany
AI Financial Services Company                                                         100%             Ireland
Feltrificio Veneto S.p.A                                                              100%             Italy
Albany International Italia S.p.A                                                     100%             Italy
Albany Nordiskafilt Kabushiki Kaisha                                                  100%             Japan
Albany International Korea, Inc.                                                      100%             Korea
Albany International de Mexico, S.A. de C.V                                           100%             Mexico
Albany International Service Company, S.A. de C.V                                     100%             Mexico
Martel Wire, S.A. de C.V                                                              100%             Mexico
Telas Industriales de Mexico, S.A. de C.V                        100%                                  Mexico
Albany International B.V                                                              100%             Netherlands
Nomafa B.V                                                                            100%             Netherlands
Albany Nordiskafilt AS                                                                100%             Norway
Schieffer Polska Sp. zo.o                                         65%                                  Poland
Nevo Cloth Ltd.                                                                       50%              Russia
Geschmay Asia Private Limited                                                         100%             Singapore
Nordiskafilt S.A.(proprietary) Ltd                                                    100%             South Africa
Beier Albany and Company (Proprietary) Limited                    50%                                  South Africa
Albany Nordiska S.A                                                                   100%             Spain
Albany Nordiskafilt Asktiebolag                                                       100%             Sweden
Albany Wallbergs AB                                              100%                                  Sweden
Nomafa Aktiebolag                                                                     100%             Sweden
Portsam AB                                                                            100%             Sweden
Nomafa AG                                                                             100%             Switzerland
Nordiska Industrie Produkte AG                                   100%                                  Switzerland
Loading Bay Specialist Ltd                                                            50%              United Kingdom
Albany International Ltd.                                        100%                                  United Kingdom
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